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                                                                    EXHIBIT 99.1



                        HCC TO ACQUIRE ASU INTERNATIONAL


HOUSTON (July 18, 2001) . . . Stephen L. Way, Chairman and Chief Executive Officer of HCC INSURANCE HOLDINGS, INC. (NYSE symbol: HCC), announced today that it had signed a letter of intent to acquire all of the outstanding shares of ASU International, Inc. in a cash transaction which is expected to close in August, 2001.

ASU is an underwriting agency focusing on specialty lines of insurance, being especially noted for pioneering non-traditional disability products for professional athletes, entertainers and high profile individuals in the business world. ASU has also expanded and developed event cancellation, prize indemnity, weather insurance and other unique contingency products for the promotions/marketing industry. Founded in January of 1982, ASU has become recognized as the leader in its field and enjoys a first class reputation worldwide. ASU is expected to underwrite more than $100 million in premium during 2001.



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Mr. Way stated that this acquisition was part of HCC's continuing philosophy to expand its underwriting agency operations, providing HCC diversification into new specialty lines of business.

Edward A. Dipple, ASU's founder, who will remain Chairman, stated that he and his existing team would continue to manage ASU operations following the acquisition. Mr. Dipple added that as part of the HCC group, ASU would be able to provide increased stability to its producers, clients and reinsurers, creating an even stronger foundation from which to further expand its operations.

HCC is an international insurance holding company with assets exceeding $2.75 billion and whose shares are traded on the NYSE (symbol: HCC), with a market capitalization of over $1.5 billion. HCC is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

For more information, visit our website at WWW.HCCH.COM.

Contact:      L. Byron Way, Vice President, at
                  HCC Insurance Holdings, Inc.  (713) 690-7300



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This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate may occur in the future, including such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our businesses and operations, plans and references to future successes may be considered forward-looking statements. Also, when we use words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this press release, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur.

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